THE WEITZ FUNDS

(the “Trust”)

Conservative Allocation Fund

Core Plus Income Fund

Large Cap Equity Fund

Multi Cap Equity Fund

Nebraska Tax Free Income Fund

Partners III Opportunity Fund

Short Duration Income Fund

Ultra Short Government Fund

Supplement dated February 21, 2025 to the

Statement of Additional Information (“SAI”) of the Trust dated July 31, 2024

This Supplement is provided in order to update, and should be read in conjunction with, the information provided in the Trust’s SAI dated July 31, 2024, as supplemented on December 20, 2024. This Supplement provides certain supplemental information regarding the types of debt securities in which the Conservative Allocation Fund, the Core Plus Income Fund and the Short Duration Income Fund (collectively, the “Funds”) may invest. This Supplement is incorporated by reference into the Trust’s Prospectus which is also dated July 31, 2024, as supplemented on December 20, 2024.

The following disclosure is added under the “Securities and Other Investment Practices” sub-section under the “Investment Objective, Policies and Restrictions” section of the SAI with respect to each of the Funds:

Senior Loans

The types of debt securities in which each of the Funds may invest also includes senior loans and participation interests in senior loans (“Senior Loans”). Senior Loans are made primarily by banks and other large financial institutions to various companies and are senior in the capital structure of the borrowing company (the “Borrower”), and they are generally purchased from the selling entity through assignments or participations. Senior Loans are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured debt holders and stockholders of the Borrower. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) or Term SOFR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in a Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.

Senior Loans in which a Fund may invest may be not rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Investors in Senior Loans, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws for the Senior Loans, although they may be entitled to certain contractual remedies.

No active trading market may exist for some Senior Loans, and some Senior Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the NAV of a Fund. Because transactions in many Senior Loans are subject to extended trade settlement periods, the investing Fund may not receive the proceeds from the sale of a Senior Loan for a period after the sale of such Senior Loan. In addition, a Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of the relative illiquidity of the trading markets for Senior Loans, a Fund may have to sell other investments if necessary to raise cash to meet its obligations, including redemption obligations.

None of the Funds will invest greater than 5% of their total assets in Senior Loans.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE